UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) of Dollar Tree, Inc. (the “Company”) held on June 10, 2021, the Company’s shareholders, upon recommendation of the Board of Directors of the Company, approved and adopted the Company’s 2021 Omnibus Incentive Plan (the “Plan”). The Plan replaces and supersedes the Dollar Tree, Inc. 2011 Omnibus Incentive Plan, as amended and restated, except that all outstanding awards that were granted under the prior plan continue to be governed under the terms and conditions of the prior plan and applicable award agreements. A copy of the Plan is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

A description of the material terms and conditions of the Plan was previously reported under the heading “Summary of the Plan” in Proposal No. 4 on pages 109-116 of the Company’s definitive Proxy Statement for the 2021 Annual Meeting filed on Schedule 14A with the Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”). The description of the Plan set forth in the Proxy Statement is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit 10.1.

In connection with the approval of the Plan by shareholders at the 2021 Annual Meeting, the Compensation Committee of the Board of Directors approved certain forms of award agreements to be used in connection with the Plan. Copies of the forms of award agreements are attached to this report as Exhibits 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

The Board of Directors of the Company also approved an amendment to Section 1.3 of the Company’s 2013 Director Deferred Compensation Plan, as amended and restated effective December 31, 2016, to revise the definition of “Omnibus Incentive Plan” to include the Plan as a successor to the 2011 Omnibus Incentive Plan, which expired as to new awards in March 2021. A copy of the 2013 Director Deferred Compensation Plan, as amended and restated effective June 10, 2021, is attached to this report as Exhibit 10.6 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved an amendment to Article III, Section 2 of the Company’s By-Laws to reduce the size of the Board from thirteen directors to eleven directors, effective immediately prior to the convening of the 2021 Annual Meeting on June 10, 2021. The reduction in the size of the Board was approved in connection with the retirements of Thomas A. Saunders III and Carl P. Zeithaml from service on the Board at the Annual Meeting.

In addition, the Board of Directors of the Company approved an amendment to the Company’s By-Laws, effective June 10, 2021, to add a new Article X which provides, among other things, that, unless the Company otherwise consents in writing, the federal and state courts in the Commonwealth of Virginia shall be the sole and exclusive forum for certain actions or proceedings, including (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting breach of fiduciary duty claims, (iii) any action asserting claims arising under the Virginia Stock Corporation Act, the Company’s Articles of Incorporation or By-Laws, (iv) any action or proceeding to interpret, apply, enforce or determine the validity of the Company’s Articles of Incorporation or By-Laws, (v) any action or proceeding regarding indemnification or advancement or reimbursement of expenses arising out of the Articles of Incorporation, By-Laws or otherwise, (vi) any action asserting a claim governed by the internal affairs doctrine or (vii) any action asserting one or more “internal corporate claims,” as that term is defined in subsection C of Section 13.1-624 of the Virginia Stock Corporation Act, in all cases to the fullest extent permitted by law. Article X of the By-Laws further provides that, unless the Company otherwise consents in writing, the United States federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The foregoing descriptions of the amendments to the Company’s By-Laws are not intended to be complete and are qualified in their entirety by reference to the complete text of such amendments set forth in the Company’s amended By-Laws, effective June 10, 2021, a copy of which is attached to this report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2021 Annual Meeting was held on June 10, 2021. The final voting results for each matter voted on by shareholders at the 2021 Annual Meeting are as follows:

1.The shareholders elected the following individuals to the Company’s Board of Directors, each to serve as a director for a one-year term:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	182,247,252	18,518,132	58,102	9,761,458
Gregory M. Bridgeford	187,187,034	13,578,546	57,906	9,761,458
Thomas W. Dickson	189,568,072	11,197,165	58,249	9,761,458
Lemuel E. Lewis	180,491,727	20,272,768	58,991	9,761,458
Jeffrey G. Naylor	186,893,874	13,871,320	58,292	9,761,458
Winnie Y. Park	190,101,477	10,665,793	56,216	9,761,458
Bob Sasser	186,161,034	14,509,726	152,726	9,761,458
Stephanie P. Stahl	186,322,518	14,438,129	62,839	9,761,458
Carrie A. Wheeler	188,333,770	12,436,025	53,691	9,761,458
Thomas E. Whiddon	178,429,865	22,335,047	58,574	9,761,458
Michael A. Witynski	189,415,766	11,349,743	57,977	9,761,458

2.The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed by the Company on April 23, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
180,317,433	19,730,654	775,399	9,761,458

3.The shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

Votes For	Votes Against	Abstain
202,710,174	7,734,376	140,394

4.The shareholders approved the Dollar Tree, Inc. 2021 Omnibus Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
193,369,338	7,345,092	109,056	9,761,458

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1	By-Laws of Dollar Tree, Inc., as amended effective June 10, 2021
10.1	Dollar Tree, Inc. 2021 Omnibus Incentive Plan
10.2	Performance-Based Restricted Stock Unit Agreement
10.3	Long-Term Performance Plan Award Agreement
10.4	Restricted Stock Unit Agreement (Standard)
10.5	Non-Employee Director Nonstatutory Stock Option Agreement
10.6	Dollar Tree, Inc. 2013 Director Deferred Compensation Plan, as amended and restated effective June 10, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 11, 2021	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer